UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 23, 2023

WEST BANCORPORATION, INC.
(Exact name of registrant as specified in its charter)

Iowa	0-49677	42-1230603
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1601 22nd Street, West Des Moines, Iowa 50266
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 515-222-2300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	WTBA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

West Bancorporation, Inc. (the "Company") is filing this Current Report on Form 8-K to amend the consent of RSM US LLP filed as Exhibit 23 to the Company's Annual Report on Form 10-K for the year ended December 31, 2021, filed by the Company with the Securities and Exchange Commission on February 24, 2022. The original consent inadvertently omitted a reference to the Company's Registration Statement on Form S-8 (File No. 333-255638). The revised and updated consent attached hereto as Exhibit 23 supersedes and replaces the original Exhibit 23 but does not change any previously reported financial results or any other disclosures contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2021.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:

Exhibit Number	Description
23	Consent of RSM US LLP
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

West Bancorporation, Inc.

February 23, 2023	By:	/s/ Jane M. Funk
Name: Jane M. Funk
Title: Executive Vice President, Treasurer and Chief Financial Officer